Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

One Boston Place

Boston, MA 02108

May 3, 2019

Trans World Entertainment Corporation, as Lead Borrower

38 Corporate Circle

Albany, New York 12203

Re:     Consent and Conditional Waiver
With Respect to Late Delivery of Annual Financial Statements

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of January 17, 2017 (as amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among Trans World Entertainment Corporation, Record Town, Inc., Record Town USA, LLC, Trans World New York, LLC, Trans World Florida, LLC, Record Town Utah, LLC, and Etailz Inc., the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), L/C Issuer, and Swingline Lender. (Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement).

In accordance with Section 6.01(a) of the Credit Agreement, the Lead Borrower is required to deliver to the Agent within 90 days after the end of each Fiscal Year of the Lead Borrower, a Consolidated and consolidating balance sheet of the Lead Borrower and its Subsidiaries as at the end of each Fiscal Year, and the related consolidated and consolidating statements of income or operations, Shareholders’ Equity, and cash flows for each Fiscal Year (collectively, the “Annual Financial Statements”). At this time, the Annual Financial Statements are required to be delivered on or before May 3, 2019. The Lead Borrower has requested consent to the late delivery of the Annual Financial Statements, and the Agent is willing to provide such consent, but only on the terms and conditions set forth herein.

Therefore, in accordance with Section 10.01 of the Credit Agreement, the Agent, with the Consent of the Required Lenders, hereby Consents to the late delivery of the Annual Financial Statements and conditionally waives any Default or Event of Default that otherwise would be occasioned thereby, so long as the Annual Financial Statements actually have been delivered in accordance with the terms and conditions of the Credit Agreement no later than May 20, 2019.

Trans World Entertainment Corporation, as Lead Borrower

May 3, 2019

The Agent expressly reserves all rights and remedies under the Credit Agreement, if the Annual Financial Statements have not been received by that date, including the right to declare the occurrence of an Event of Default under the Credit Agreement.

The Consent and conditional waiver provided herein is a one-time Consent and conditional waiver related to the delivery of the Annual Financial Statements in May, 2019 only, and is not an amendment to the Credit Agreement with respect to the timely delivery of any other Annual Financial Statements on any other occasion, nor is it a waiver of (x) the requirement to comply with any other term or condition of the Credit Agreement or the other Loan Documents, or (y) any other Default or Event of Default whether now existing or hereafter arising under the Credit Agreement. The Consent and conditional waiver provided herein shall in no way constitute a modification or waiver of any other obligations of the Loan Parties under the Credit Agreement or any other Loan Documents, each of which remains in full force and effect.

In order to induce the Agent and the Required Lenders to provide this letter agreement, the Loan Parties represent and warrant that, after giving effect to this letter agreement, no Default or Event of Default now exists and is continuing. Except as expressly conditionally waived or modified herein, all other terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. This letter agreement shall constitute a Loan Document for all purposes.

Each of the Loan Parties hereby acknowledges and agrees that there is no basis or set of facts as to which any of the Obligations (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with respect thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

In consideration of the Consent and conditional waiver provided herein, each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agent or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, or otherwise, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Agent or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this letter agreement, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES the Agent and each Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

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Trans World Entertainment Corporation, as Lead Borrower

May 3, 2019

If the foregoing correctly sets forth our understanding, please indicate your agreement by signing below.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, and Lender

By:	/s/ Peter Foley
Name:	Peter Foley
Title:	Director

Trans World Entertainment Corporation, as Lead Borrower

May 3, 2019

The foregoing is acknowledged, agreed, and accepted:

TRANS WORLD ENTERTAINMENT
CORPORATION, as Lead Borrower and
as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

RECORD TOWN, INC., as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

RECORD TOWN USA, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

TRANS WORLD NEW YORK, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

TRANS WORLD FLORIDA, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

Trans World Entertainment Corporation, as Lead Borrower

May 3, 2019

RECORD TOWN UTAH, LLC, as a
Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer

ETAILZ INC., as a Borrower

By:	/s/ Edwin Sapienza
Name:	Edwin Sapienza
Title:	Chief Financial Officer